Exhibit 99.1

RealPage Reports Q2 2013 Financial Results

  2013 Q2 Non-GAAP revenue increases 19.9% to $94.5 million
  2013 Q2 Non-GAAP on demand revenue increases 21.2% to $90.8 million
  2013 Q2 adjusted EBITDA increases 21.6% to $21.1 million
  2013 Q2 Non-GAAP earnings per share increases 27.3% to $0.14 per diluted share

CARROLLTON, Texas--(BUSINESS WIRE)--August 1, 2013--RealPage, Inc. (NASDAQ:RP), a leading provider of on demand software and software-enabled services to the rental housing industry, today announced financial results for its second quarter ended June 30, 2013.

“RealPage delivered another quarter of solid financial performance, demonstrating the broad-based acceptance of the RealPage suite of software solutions and services,” said Steve Winn, Chairman and CEO of RealPage. “Every product family expanded and we are now serving over 8.6 million units with one or more of our solutions. We expect RealPage will continue to expand market share by delivering SaaS solutions that enable property owners and managers to outperform their peers.”

Second Quarter 2013 Financial Highlights

  Non-GAAP total revenue was $94.5 million, an increase of 19.9% year-over-year;
  Non-GAAP on demand revenue was $90.8 million, an increase of 21.2% year-over-year;
  Adjusted EBITDA was $21.1 million, an increase of 21.6% year-over-year;
  Non-GAAP net income was $10.4 million, or $0.14 per diluted share, a year-over-year increase of 27.7% and 27.3%, respectively; and
  GAAP net income was $4.6 million, or $0.06 per diluted share, compared to a GAAP net loss of $2.4 million, or $0.03 per diluted share, in the prior year quarter.

Financial Outlook

RealPage management expects to achieve the following results during its third quarter ended September 30, 2013:

  Non-GAAP total revenue is expected to be in the range of $99.0 million to $100.0 million;
  Adjusted EBITDA is expected to be in the range of $23.0 million to $24.0 million;
  Non-GAAP net income is expected to be in the range of $11.3 million to $12.0 million, or $0.15 to $0.16 per diluted share;
  Non-GAAP tax rate of approximately 40.0%; and
  Weighted average shares outstanding of approximately 76.8 million.

RealPage management expects to achieve the following results during its calendar year ended December 31, 2013:

  Non-GAAP total revenue is expected to be in the range of $385.0 million to $390.0 million;
  Adjusted EBITDA is expected to be in the range of $90.0 million to $93.0 million;
  Non-GAAP net income is expected to be in the range of $43.9 million to $45.7 million, or $0.58 to $0.60 per diluted share;
  Non-GAAP tax rate of approximately 40.0%; and
  Full year weighted average shares outstanding of approximately 76.3 million.

Please note that the above statements are forward looking and that Non-GAAP total revenue includes an adjustment for the effect of deferred revenue from acquired companies that is required to be written down for GAAP purposes under purchase accounting rules. In addition, the above statements also include the impact of acquisitions and exclude any costs resulting from the Yardi litigation (including settlement costs and related insurance litigation). Actual results may differ materially. Please reference the information under the caption "Non-GAAP Financial Measures" as part of this press release.

Conference Call and Webcast

The Company will host a conference call today at 5:00 p.m. EDT to discuss its financial results. Participants are encouraged to listen to the presentation via a live web broadcast at www.realpage.com on the Investor Relations section. In addition, a live dial-in is available domestically at 866-743-9666 and internationally at 760-298-5103. A replay will be available at 855-859-2056 or 404-537-3406, passcode 23798043, until August 8, 2013.

About RealPage

Located in Carrollton, Texas, a suburb of Dallas, RealPage provides on demand (also referred to as "Software-as-a-Service" or "SaaS") products and services to apartment communities and single family rentals across the United States. Its on demand product lines include OneSite® property management systems that automate the leasing, renting, management, and accounting of conventional, affordable, tax credit, student living, senior living and military housing properties; LeaseStar™ multichannel managed marketing that enables owners to originate, syndicate, manage and capture leads more effectively and at less overall cost; YieldStar® asset optimization systems that enable owners and managers to optimize rents to achieve the overall highest yield, or combination of rent and occupancy, at each property; Velocity™ billing and utility management services that increase collections and reduce delinquencies; LeasingDesk® risk mitigation systems that are designed to reduce a community's exposure to risk and liability; OpsTechnology® spend management systems that help owners manage and control operating expenses; and Compliance Depot™ vendor management and qualification services to assist a community in managing its compliance vendor program. Supporting this family of SaaS products is a suite of shared cloud services including electronic payments, document management, decision support and learning. Through its Propertyware subsidiary, RealPage also provides software and services to single-family rentals and low density, centrally-managed multifamily housing. For more information, call 1-87-REALPAGE or visit www.realpage.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking" statements relating to RealPage, Inc.'s expected, possible or assumed future results of operations, growth, expenditures, tax rates, and outstanding shares; expected increase in the footprint of its multichannel marketing solutions as well as the senior living solutions that RealPage currently offers; and expected customer migration to RealPage’s platform of software and software-enabled services. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the possibility that general economic conditions or uncertainty cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (b) an increase in customer cancellations; (c) the inability to increase sales to existing customers and to attract new customers; (d) RealPage, Inc.'s failure to integrate acquired businesses and any future acquisitions successfully; (e) the timing and success of new product introductions by RealPage, Inc. or its competitors; (f) changes in RealPage, Inc.'s pricing policies or those of its competitors; (g) litigation; (h) inability to complete the integration of our LeaseStar products and deliver enhanced functionality on a timely basis; or (i) the discovery of facts and circumstances currently not available to management; and such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission ("SEC") by RealPage, including its Annual Report on Form 10-K previously filed with the SEC on February 27, 2013 and Form 10-Q filed with the SEC on May 7, 2013. All information provided in this release is as of the date hereof and RealPage undertakes no duty to update this information except as required by law.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. These measures differ from GAAP in that they exclude amortization of intangible assets, stock-based compensation expenses, any impact related to the Yardi litigation (including settlement costs and related insurance litigation), acquisition-related deferred revenue adjustments, and acquisition related expenses (including any purchase accounting adjustments). Reconciliation tables comparing GAAP financial measures to non-GAAP financial measures are included at the end of this release.

We define Adjusted EBITDA as net (loss) income plus acquisition-related deferred revenue adjustment, depreciation and asset impairment, amortization of intangible assets, net interest expense, income tax expense (benefit), stock-based compensation expense, any impact related to Yardi litigation (including settlement costs and related insurance litigation), and acquisition-related expense.

We believe that the use of Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that:

  Adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations and facilitates comparisons with our peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and
  it is useful to exclude certain non-cash charges, such as depreciation and asset impairment, amortization of intangible assets and stock-based compensation and non-core operational charges, such as acquisition-related expense and any impact related to the Yardi litigation (including settlement costs and related insurance litigation), from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and these expenses can vary significantly between periods as a result of new acquisitions, full amortization of previously acquired tangible and intangible assets or the timing of new stock-based awards, as the case may be.

We use Adjusted EBITDA in conjunction with traditional GAAP operating performance measures as part of our overall assessment of our performance, for planning purposes, including the preparation of our annual operating budget, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.

We do not place undue reliance on Adjusted EBITDA as our only measure of operating performance. Adjusted EBITDA should not be considered as a substitute for other measures of liquidity or financial performance reported in accordance with GAAP. There are limitations to using non-GAAP financial measures, including that other companies may calculate these measures differently than we do, that they do not reflect our capital expenditures or future requirements for capital expenditures and that they do not reflect changes in, or cash requirements for, our working capital. We compensate for the inherent limitations associated with using Adjusted EBITDA measures through disclosure of these limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net (loss) income.

Condensed Consolidated Statements of Operations
For the Three and Six Months Ended June 30, 2013 and 2012
(unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Revenue:
On demand	$90,825	$74,938	$176,147	$145,656
On premise	1,011	1,261	1,961	2,677
Professional and other	2,615	2,593	5,324	4,876
Total revenue	94,451	78,792	183,432	153,209
Cost of revenue(1)	37,340	31,848	72,704	62,461
Gross profit	57,111	46,944	110,728	90,748
Operating expense:
Product development(1)	11,727	11,738	23,765	23,051
Sales and marketing(1)	23,924	18,588	46,826	35,394
General and administrative(1)	12,819	19,946	29,326	32,249
Total operating expense	48,470	50,272	99,917	90,694
Operating income (loss)	8,641	(3,328)	10,811	54
Interest expense and other income, net	(596)	(577)	(685)	(1,213)
Income (loss) before income taxes	8,045	(3,905)	10,126	(1,159)
Income tax expense (benefit)	3,435	(1,533)	4,498	(507)
Net income (loss)	$4,610	$(2,372)	$5,628	$(652)

Net income (loss) per share
Basic	$0.06	$(0.03)	$0.08	$(0.01)
Diluted	$0.06	$(0.03)	$0.07	$(0.01)
Weighted average shares used in computing net income per share
Basic	74,541	71,102	74,278	70,846
Diluted	75,781	71,102	75,665	70,846

(1) Includes stock-based compensation	Three Months Ended		Six Months Ended
expense as follows:	June 30,		June 30,
	2013	2012	2013	2012
Cost of revenue	$676	$750	$1,426	$1,439
Product development	721	1,002	1,852	2,064
Sales and marketing	2,004	1,032	5,205	1,769
General and administrative	2,660	1,532	4,823	3,032
	$6,061	$4,316	$13,306	$8,304

Condensed Consolidated Balance Sheets
At June 30, 2013 and December 31, 2012
(unaudited, in thousands except share data)

	June 30,	December 31,
	2013	2012
Assets
Current assets:
Cash and cash equivalents	$34,319	$33,804
Restricted cash	28,394	35,202
Accounts receivable, less allowance for doubtful accounts of $1,097 and $1,087 at June 30, 2013 and December 31, 2012, respectively	58,929	51,937
Other current assets	8,357	6,541
Total current assets	129,999	127,484
Property, equipment and software, net	42,603	32,487
Goodwill	139,666	134,025
Identified intangible assets, net	105,942	104,640
Other assets	3,602	3,561
Total assets	$421,812	$402,197
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$12,764	$9,805
Accrued expenses and other current liabilities	22,323	19,246
Current portion of deferred revenue	61,190	60,633
Deferred tax liability, net	1,275	2
Customer deposits held in restricted accounts	28,363	35,171
Total current liabilities	125,915	124,857
Deferred revenue	10,003	9,446
Deferred tax liability, net	2,562	10
Revolving credit facility	-	10,000
Other long-term liabilities	5,541	2,813
Total liabilities	144,021	147,126
Stockholders' equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized and zero shares issued and outstanding at June 30, 2013 and December 31, 2012, respectively	-	-
Common stock, $0.001 par value per share: 125,000,000 shares authorized, 78,593,372 and 77,012,925 shares issued and 77,072,529 and 75,826,615 shares outstanding at June 30, 2013 and December 31, 2012, respectively	79	77
Additional paid-in capital	366,406	347,203
Treasury stock, at cost: 1,520,843 and 1,186,310 shares at June 30, 2013 and December 31, 2012, respectively	(8,388)	(6,323)
Accumulated deficit	(80,150)	(85,778)
Accumulated other comprehensive loss	(156)	(108)
Total stockholders' equity	277,791	255,071
Total liabilities and stockholders' equity	$421,812	$402,197

Condensed Consolidated Statements of Cash Flows
For the Three and Six Months Ended June 30, 2013 and 2012
(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Cash flows from operating activities:
Net income (loss)	$4,610	$(2,372)	$5,628	$(652)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	7,420	7,859	15,218	15,737
Deferred tax expense (benefit)	2,361	(1,434)	3,046	(856)
Stock-based compensation	6,061	4,316	13,306	8,304
Loss on disposal of assets	270	201	273	379
Acquisition-related contingent consideration	(1,193)	(248)	1,445	182
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business combinations:	(2,151)	12,982	(4,333)	9,112

Net cash provided by operating activities	17,378	21,304	34,583	32,206
Cash flows from investing activities:
Purchases of property, equipment and software, net	(5,669)	(6,345)	(13,393)	(9,905)
Acquisition of businesses, net of cash acquired	(146)	(176)	(10,196)	(4,479)
Intangible asset additions	-	(150)	(600)	(225)
Net cash used by investing activities	(5,815)	(6,671)	(24,189)	(14,609)
Cash flows from financing activities:
Payments on and proceeds from debt, net	(137)	(10,004)	(10,273)	(15,377)
Payments of deferred acquisition-related consideration	(179)	(9,030)	(486)	(9,030)
Issuance of common stock	1,469	1,242	2,993	3,003
Purchase of treasury stock	(1,132)	(578)	(2,065)	(1,624)
Net cash provided by (used in) financing activities	21	(18,370)	(9,831)	(23,028)
Net increase (decrease) in cash and cash equivalents	11,584	(3,737)	563	(5,431)
Effect of exchange rate on cash	(26)	(1)	(48)	(5)
Cash and cash equivalents:
Beginning of period	22,761	49,575	33,804	51,273
End of period	$34,319	$45,837	$34,319	$45,837

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Six Months Ended June 30, 2013 and 2012
(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

Revenue:	$94,451	$78,792	$183,432	$153,209
Acquisition related deferred revenue adjustment	-	2	2	83
Non-GAAP revenue	$94,451	$78,794	$183,434	$153,292

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Adjusted gross profit:
Gross profit	$57,111	$46,944	$110,728	$90,748
Acquisition related deferred revenue adjustment	-	2	2	83
Depreciation	1,444	1,625	3,287	3,210
Amortization of intangible assets	2,028	2,363	3,995	4,781
Stock-based compensation expense	676	750	1,426	1,439
Adjusted gross profit	$61,259	$51,684	$119,438	$100,261

Adjusted gross profit margin	64.9%	65.6%	65.1%	65.4%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Adjusted EBITDA:
Net income (loss)	$4,610	$(2,372)	$5,628	$(652)
Acquisition related deferred revenue adjustment	-	2	2	83
Depreciation, asset impairment and loss on disposal of asset	3,398	3,375	7,086	6,602
Amortization of intangible assets	4,292	4,685	8,405	9,514
Interest expense, net	606	578	963	1,216
Income tax expense (benefit)	3,435	(1,533)	4,498	(507)
Litigation-related expense	(353)	8,539	53	8,899
Stock-based compensation expense	6,061	4,316	13,306	8,304
Acquisition related expense	(949)	(237)	1,825	316
Adjusted EBITDA	$21,100	$17,353	$41,766	$33,775

Adjusted EBITDA margin	22.3%	22.0%	22.8%	22.0%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Non-GAAP total product development:
Product development	$11,727	$11,738	$23,765	$23,051
Less: Amortization of intangible assets	-	-	-	-
Stock-based compensation expense	721	1,002	1,852	2,064
Non-GAAP total product development:	$11,006	$10,736	$21,913	$20,987

Non-GAAP total product development as % of non-GAAP revenue:	11.7%	13.6%	11.9%	13.7%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Six Months Ended June 30, 2013 and 2012
(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Non-GAAP total sales and marketing:
Sales and marketing	$23,924	$18,588	$46,826	$35,394
Less: Amortization of intangible assets	2,264	2,323	4,410	4,734
Stock-based compensation expense	2,004	1,032	5,205	1,769
Non-GAAP total sales and marketing:	$19,656	$15,233	$37,211	$28,891

Non-GAAP total sales and marketing as % of non-GAAP revenue:	20.8%	19.3%	20.3%	18.8%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Non-GAAP total general and administrative:
General and administrative	$12,819	$19,946	$29,326	$32,249
Less: Acquisition related expense	(949)	(237)	1,825	316
Stock-based compensation expense	2,660	1,532	4,823	3,032
Litigation related expense	(353)	8,539	53	8,899
Non-GAAP total general and administrative:	$11,461	$10,112	$22,625	$20,002

Non-GAAP total general and administrative as % of non-GAAP revenue:	12.1%	12.8%	12.3%	13.0%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Non-GAAP total operating expense:
Operating expense	$48,470	$50,272	$99,917	$90,694
Less: Amortization of intangible assets	2,264	2,323	4,410	4,734
Acquisition related expense	(949)	(237)	1,825	316
Stock-based compensation expense	5,385	3,566	11,880	6,865
Litigation related expense	(353)	8,539	53	8,899
Non-GAAP total operating expense:	$42,123	$36,081	$81,749	$69,880

Non-GAAP total operating expense as % of non-GAAP revenue:	44.6%	45.8%	44.6%	45.6%

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Non-GAAP operating income:
Operating income (loss)	$8,641	$(3,328)	$10,811	$54
Acquisition related deferred revenue adjustment	-	2	2	83
Amortization of intangible assets	4,292	4,685	8,405	9,514
Stock-based compensation expense	6,061	4,316	13,306	8,304
Acquisition related expense	(949)	(237)	1,825	316
Litigation related expense	(353)	8,539	53	8,899
Non-GAAP operating income	$17,692	$13,977	$34,402	$27,170

Non-GAAP operating margin	18.7%	17.7%	18.8%	17.7%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Six Months Ended June 30, 2013 and 2012
(unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Non-GAAP net income:
Net income (loss)	$4,610	$(2,372)	$5,628	$(652)
Acquisition related deferred revenue adjustment	-	2	2	83
Amortization of intangible assets	4,292	4,685	8,405	9,514
Stock-based compensation expense	6,061	4,316	13,306	8,304
Acquisition related expense	(949)	(237)	1,825	316
Litigation related expense	(353)	8,539	53	8,899
Loss on disposal of assets	270	201	273	379
Subtotal of tax deductible items	9,321	17,506	23,864	27,495

Tax impact of tax deductible items(1)	(3,728)	(7,002)	(9,546)	(10,998)
Tax expense resulting from applying effective tax rate(2)	217	29	448	(43)
Non-GAAP net income	$10,420	$8,161	$20,394	$15,802

Non-GAAP net income per share - diluted	$0.14	$0.11	$0.27	$0.22

Weighted average shares - diluted	75,781	71,102	75,665	70,846
Weighted average effect of dilutive securities	-	2,237	-	2,456
Non-GAAP weighted average shares - diluted	75,781	73,339	75,665	73,302

(1) Reflects the removal of the tax benefit associated with the amortization of intangible assets, stock-based compensation expense, acquisition related deferred revenue adjustment, acquisition related expense, litigation related expense and loss on disposal of assets.

(2) Represents adjusting to a normalized effective tax rate of 40%.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Annualized Non-GAAP on demand revenue per average on demand unit:
On demand revenue	$90,825	$74,938	$176,147	$145,656
Acquisition related deferred revenue adjustment	-	2	2	83
Non-GAAP on demand revenue	$90,825	$74,940	$176,149	$145,739

Ending on demand units	8,616	7,537	8,616	7,537
Average on demand units	8,580	7,484	8,455	7,425

Annualized Non-GAAP on demand revenue per average on demand unit	$42.34	$40.05	$41.67	$39.26

Annual customer value of on demand revenue(1)	$364,801	$301,857

(1) This metric represents management's estimate for the current annual run-rate value of on demand customer relationships. This metric is calculated by multiplying ending on demand units times annualized Non-GAAP on demand revenue per average on demand unit for the periods presented.

CONTACT:
RealPage, Inc.
Investor Relations
Rhett Butler, 972-820-3773
rhett.butler@realpage.com